UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 3, 2008

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

As previously reported by Wachovia Corporation (“Wachovia”) in its Current Report on Form 8-K dated October 3, 2008, on October 3, 2008, Wachovia and Wells Fargo & Company (“Wells Fargo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, a wholly-owned subsidiary of Wells Fargo will merge with and into Wachovia (the “Merger”) with Wachovia continuing as the surviving corporation and as a wholly-owned subsidiary of Wells Fargo.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, if the Merger is completed, each share of Wachovia common stock will be converted into 0.1991 (the “Exchange Ratio”) of a share of Wells Fargo common stock. Preferred stock of Wachovia will be exchanged for preferred stock issued by Wells Fargo having substantially identical terms. In addition, as of consummation of the Merger, outstanding Wachovia stock options and other stock-based awards will be converted into stock options and other stock-based awards with respect to shares of Wells Fargo’s common stock, with adjustments to reflect the Exchange Ratio.

The Merger Agreement, included as Exhibit 2.1, contains (a) customary representations and warranties of Wachovia and Wells Fargo, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, reports and regulatory matters, financial statements, and compliance with law; (b) covenants of Wachovia and Wells Fargo to conduct their respective businesses in the ordinary course until the Merger is completed; and (c) covenants of Wachovia and Wells Fargo not to take certain actions during such period. Wachovia has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement except as a result of a knowing breach as of the date of the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between Wachovia and Wells Fargo rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will be filing in connection with the Merger, as well as in the Forms 10-K, Forms 10-Q and other documents that each of Wachovia and Wells Fargo file with the Securities and Exchange Commission (“SEC”).

The Board of Directors of Wachovia has adopted a resolution recommending approval and adoption of the Merger Agreement by its shareholders and Wachovia has agreed to submit the Merger Agreement to its shareholders for consideration.

Consummation of the Merger is subject to certain customary conditions, including, among others, approval of the shareholders of Wachovia, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, and material compliance by the other party with its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for Wachovia and Wells Fargo, as the case may be, applicable upon: final, non-appealable denial of required regulatory approvals or injunction (including any injunction prohibiting the issuance of shares of Series M Preferred Stock pursuant to the Share Exchange Agreement (described below) or that prevents Wells Fargo from voting such shares in favor of approving and adopting the Merger Agreement); the first anniversary of the date of the Merger Agreement if the Merger has not been completed by that time; a breach by the other party that is not or cannot be cured within 60 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; if Wachovia’s shareholders fail to approve the transaction by the required vote; or a failure by the Board of Directors of Wachovia to recommend the Merger to its shareholders.

The foregoing description of the of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. Wachovia also has entered into collateralized financing arrangements with Wells Fargo to provide access to funding for Wachovia’s operations in addition to the other financing sources at Wachovia’s disposal.

Share Exchange Agreement

On October 3, 2008, Wachovia and Wells Fargo, in connection with entering into the Merger Agreement, entered into a share exchange agreement (the “Share Exchange Agreement”), under which Wells Fargo agreed to acquire 10 newly issued shares of Series M Preferred Stock of Wachovia, representing 39.9% of the aggregate voting power exercisable by Wachovia’s common shareholders and Wells Fargo as holder of the Series M Preferred Stock, in exchange for the issuance of 1,000 shares of Wells Fargo’s common stock to Wachovia.

The foregoing description of the of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is filed as Exhibit 2.2 hereto, and is incorporated into this report by reference.

Amendment to Shareholder Protection Rights Agreement

In connection with the Merger Agreement and the Share Exchange Agreement, on October 3, 2008, Wachovia entered into an amendment to its Shareholder Protection Rights Agreement, dated as of December 19, 2000, as amended, with Wachovia Bank, National Association, as rights agent (the “Rights Agreement”). The amendment to the Rights Agreement (the “Rights Agreement Amendment”) provides, among other things, that the Rights Agreement does not apply to the Merger or the issuance of the Series M Preferred Stock to Wells Fargo under the Share Exchange Agreement.

The foregoing description of the of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated into this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	The Merger Agreement.

2.2	The Share Exchange Agreement.

4.1	The Rights Agreement Amendment.

*                                                     *                                                                          *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of Wachovia, Wells Fargo and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia or Wells Fargo, including, without limitation, (i) statements relating to the benefits of the Merger, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and/or Wells Fargo’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s and Wells Fargo’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s or Wells Fargo’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Wells Fargo in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s shareholders to approve the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Wells Fargo conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or Wells Fargo’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (12) the timely development of competitive new products and services by Wachovia or Wells Fargo and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia or Wells Fargo; (14) the willingness of customers to substitute competitors’ products and services for Wachovia’s or Wells Fargo’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of Wachovia’s and/or Wells Fargo’s non-interest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of Wachovia’s and/or Wells Fargo’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on Wachovia and/or Wells Fargo’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) Wachovia’s and/or Wells Fargo’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, Wells Fargo, the Merger, or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed Merger will be submitted to Wachovia’s shareholders for their consideration. Wells Fargo will file a registration statement with the SEC, which will include a proxy statement/prospectus, and each of Wachovia and Wells Fargo may file other relevant documents concerning the proposed Merger. Shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and Wells Fargo, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, wachovia.com and wellsfargo.com. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, Charlotte, NC 28288-0206, (704) 383-0798; or to Wells Fargo & Company, Investor Relations, MAC A0101-025, 420 Montgomery Street, 2nd Floor, San Francisco, California 94104-1207, (415) 396-3668.

Wachovia and Wells Fargo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2008. Information about the directors and executive officers of Wells Fargo is set forth in the proxy statement for Wells Fargo’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION
Date: October 9, 2008
	By:	/s/ Jane C. Sherburne
	Name:	Jane C. Sherburne
	Title:	Senior Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1	The Merger Agreement.

2.2	The Share Exchange Agreement.

4.1	The Rights Agreement Amendment.